Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2019 of SilverBow Resources, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Sean C. Woolverton, the Chief Executive Officer of the Company, and G. Gleeson Van Riet, the Executive Vice President and Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 9, 2019	/s/ Sean C. Woolverton
Sean C. Woolverton Chief Executive Officer

Date:	May 9, 2019	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet Executive Vice President and Chief Financial Officer